Exhibit 10.1

INVESCO DB US DOLLAR INDEX TRUST
PARTICIPANT AGREEMENT

This Participant Agreement (the “Agreement”), dated as of [__________], 20[__], is entered into by and among [__________] (the “Authorized Participant”), Invesco DB US Dollar Index Trust, a Delaware statutory trust (the “Trust”) with respect to each of Invesco DB US Dollar Index Bullish Fund and Invesco DB US Dollar Index Bearish Fund, each as a separate series of the Trust (each, a “Fund” and collectively, the “Funds”), and Invesco Capital Management LLC, a Delaware limited liability company, as managing owner of the Trust and the Funds (the “Managing Owner”).  We refer to Invesco DB US Dollar Index Bullish Fund as the “UUP Fund” and refer to Invesco DB US Dollar Index Bearish Fund as the “UDN Fund.”

SUMMARY

As provided in the Fifth Amended and Restated Declaration of Trust and Trust Agreement of the Trust, as amended from time to time (the “Trust Agreement”) as currently in effect and described in the applicable Prospectus (defined below), units of fractional undivided beneficial interest in and ownership of each Fund (individually and collectively, the “Shares”) may be created or redeemed by the Managing Owner for an Authorized Participant in aggregations of two hundred thousand (200,000) Shares (each aggregation, a “Basket”).  Baskets are offered only pursuant to the applicable registration statement of the Trust, with respect to the UUP Fund on Form S-3 and with respect to the UDN Fund on Form S-1, as amended (Registration Nos.: 333-193223 et seq. with respect to the UUP Fund; Registration Nos.: 333-193224 et seq. with respect to the UDN Fund), as currently effective and on file with the Securities and Exchange Commission (“SEC”) and as the same may be amended from time to time thereafter or any successor registration statement in respect of Shares of each Fund (each, a “Registration Statement,” collectively, the “Registration Statements”) together with the prospectuses of the Trust in the form filed with the SEC under Rule 424(b) under the Securities Act of 1933, as amended (the “1933 Act”), after the effectiveness of the Registration Statements (each, a “Prospectus,” collectively, the “Prospectuses”).  Under the Trust Agreement, the Managing Owner is authorized to issue Baskets to, and redeem Baskets from, Authorized Participants, (i) through the Continuous Net Settlement (“CNS”) clearing processes of the  National Securities Clearing Corporation (the “NSCC”) as such processes have been enhanced to effect purchases and redemptions of Creation Baskets and Redemption Baskets (the “CNS Clearing Process”), or (ii) if outside the CNS Clearing Process, only through the facilities of The Depository Trust Company (“DTC” or the “Depository”) (the “DTC Process”), or a successor depository, and only in exchange for cash.  This Agreement sets forth the specific procedures by which an Authorized Participant may create or redeem Baskets.  For the avoidance of doubt, the term “Prospectus” shall mean the Prospectus for the UUP Fund or the Prospectus for the UDN Fund as the context requires.

Because new Shares for each Fund can be created and issued by the Trust on an ongoing basis, at any point during the life of each respective Fund, a “distribution,” as such term is used in the 1933 Act, may be occurring.  The Authorized Participant is cautioned that some of its activities may result in its being deemed a participant in a distribution in a manner that would render it a statutory underwriter and subject it to the prospectus delivery and liability provisions of the 1933

Act.  The Authorized Participant should review the “Plan of Distribution” section of the applicable Prospectus and consult with its own counsel in connection with entering into this Agreement and submitting a Purchase Order Subscription Agreement (defined below).

Capitalized terms used but not defined in this Agreement shall have the meanings assigned to such terms in the Trust Agreement.  To the extent there is a conflict between any provision of this Agreement and the provisions of the Trust Agreement, the provisions of the Trust Agreement shall control.  To the extent there is a conflict between any provision of this Agreement and the provisions of the applicable Prospectus, the applicable Prospectus shall control.  For the avoidance of doubt, any action which is an action being taken by the Managing Owner may be taken by a party whom the Managing Owner has duly authorized to take such action.

To give effect to the foregoing premises and in consideration of the mutual covenants and agreements set forth below, the parties hereto agree as follows:

Section 1.Order Placement.  To place orders to create or redeem one or more Baskets, the Authorized Participant must follow the procedures for creation and redemption referred to in Section 3 of this Agreement and the procedures described in Attachment A hereto (the “Procedures”), as each may be amended, modified or supplemented from time to time.

Section 2.Status of Authorized Participant.  The Authorized Participant represents and warrants and covenants the following:

(a)The Authorized Participant hereby represents, covenants and warrants that with respect to Creation Orders or Redemption Orders of Creation Baskets or Redemption Baskets, respectively, of the Funds (i) through the CNS Clearing Process, it is a member of the NSCC and an Authorized Participant in the CNS System of NSCC (a “Participating Party”), and/or (ii) outside the CNS Clearing Process, it is a participant of DTC (as such a participant, a “DTC Participant”).  If there is any change in the foregoing status of the Authorized Participant, the Authorized Participant shall give prompt notice to the Managing Owner of such event and upon such notice, the Managing Owner, in its sole discretion, may terminate this Agreement.

(b)Unless Section 2(d) applies, the Authorized Participant either (i) is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended (“1934 Act”), and is a member in good standing of the Financial Industry Regulatory Authority, Inc. (“FINRA”), or (ii) is exempt from being, or otherwise is not required to be, licensed as a broker-dealer or a member of FINRA, and in either case is qualified to act as a broker or dealer in the states or other jurisdictions where the nature of its business so requires. The Authorized Participant will maintain any such registrations, qualifications and membership in good standing, or, if applicable, exempt status, in full force and effect throughout the term of this Agreement.  The Authorized Participant will comply with all applicable United States federal laws, including without limitation, the delivery requirements of Section 5 of the 1933 Act and all applicable rules of the SEC, the laws of the states or other jurisdictions concerned, and the rules and regulations promulgated thereunder, and with the Constitution, By-Laws and Conduct Rules of FINRA, if it is a FINRA member, and shall not offer or sell Shares in any state or jurisdiction where they may not lawfully be offered and/or sold.

(c)The Authorized Participant understands and acknowledges that some activities on its part, depending on the circumstances and under certain possible interpretations of applicable law, could be interpreted as resulting in its being deemed a participant in a distribution, as that term is defined in the 1933 Act, in a manner that could render it a statutory underwriter and subject it to the prospectus delivery and liability provisions of the 1933 Act.  Notwithstanding that the Authorized Participant may not be acting as a statutory underwriter, it agrees to review the applicable sections of the applicable Prospectus relating to offering of the Shares and consult its own counsel in connection with entering into this Agreement and offering and selling the Shares.

(d)If the Authorized Participant is offering or selling Shares in jurisdictions outside the several states, territories and possessions of the United States and is not otherwise required to be registered with, qualified by or be a member of FINRA as set forth in Section 2(b) above, the Authorized Participant will (i) observe the applicable laws of the jurisdiction in which such offer and/or sale is made, (ii) comply with the full disclosure requirements of the 1933 Act and the Commodities Exchange Act, and the regulations promulgated thereunder, and (iii) conduct its business in accordance with the spirit of the FINRA Conduct Rules.

(e)The Authorized Participant has written policies and procedures reasonably designed to comply with the money laundering and related provisions of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”), and the regulations promulgated thereunder, if the Authorized Participant is subject to the requirements of the USA PATRIOT Act.

Section 3.Orders.  (a)  All orders to create or redeem Baskets shall be made in accordance with the terms of the Trust Agreement, this Agreement and the Procedures.  Each party shall comply with such foregoing terms and procedures to the extent applicable to it.  The Authorized Participant hereby consents to the use of recorded telephone lines whether or not such use is reflected in the Procedures and the Managing Owner shall take reasonable steps to cause the appropriate party to provide the Authorized Participant with copies of such recordings upon such party’s reasonable request.  The Managing Owner may issue additional or other procedures from time to time relating to the manner of creating or redeeming Baskets which are not related to the Procedures, and the Authorized Participant shall comply with such procedures of which it has been notified in accordance with this Agreement.

(b)The Authorized Participant acknowledges and agrees on behalf of itself and any party for which it is acting (whether such party is a customer or otherwise) that each order to create a Basket (a “Purchase Order Subscription Agreement”) and each order to redeem a Basket (a “Redemption Order”, and, together with the Purchase Order Subscription Agreement, an “Order”) may not be revoked by the Authorized Participant upon its delivery to the Transfer Agent (as defined in the Procedures).  A form of Purchase Order Subscription Agreement is attached hereto as Exhibit B and a form of Redemption Order is attached hereto as Exhibit C.

(c)The Managing Owner or its delegate shall have the absolute right, but shall have no obligation, to reject any Purchase Order Subscription Agreement or Creation Basket Capital Contribution (as defined in the Trust Agreement) if (i) the Managing Owner or Transfer Agent has determined in good faith that the Purchase Order Subscription Agreement or Creation Basket Capital Contribution is not materially in proper form; (ii) the Managing Owner has determined in good faith that the acceptance or receipt of the Purchase Order Subscription Agreement or Creation Basket Capital Contribution would be reasonably likely to have adverse tax consequences to any Fund or to the Beneficial Owners; (iii) the acceptance or receipt of such Purchase Order Subscription Agreement Creation Basket Capital Contribution would, in the opinion of counsel to the Managing Owner, be unlawful; or (iv) circumstances outside the control of the Managing Owner or the Transfer Agent make it for all practical purposes not feasible to process creations of Creation Baskets.  The Managing Owner shall not be liable to any person by reason of the rejection of any Purchase Order Subscription Agreement or Creation Basket Capital Contribution in such circumstances.

(d)The Managing Owner shall reject any Redemption Order the fulfillment of which its counsel advises would be illegal under applicable laws and regulations, and the Managing Owner shall have no liability to any person for rejecting a Redemption Order in such circumstances.

(e)The Managing Owner may, in its reasonable, good faith discretion, suspend the right of redemption, or postpone the Settlement Time (as described in the Procedures), (i) for any period during which the NYSE Arca, Inc. or any exchange on which the assets of any Fund are regularly traded is closed other than for customary weekend or holiday closings, or trading is suspended or restricted; (ii) for any period during which an emergency exists as a result of which delivery, disposal or evaluation of the assets of any Fund is not reasonably practicable; or (iii) for such other period as the Managing Owner determines to be necessary for the protection of the Beneficial Owners. The Managing Owner is not liable to any person or in any way for any loss or damages that may result from any such suspension or postponement.

(f)Solely with respect to Creation Orders or Redemption Orders executed through the CNS Clearing Process, the Authorized Participant, as a Participating Party, hereby authorizes the transmission to the NSCC on behalf of the Authorized Participant by the Transfer Agent of such instructions consistent with the instructions issued by the Authorized Participant.  The Authorized Participant agrees to be bound by the terms of such instructions issued and reported to NSCC by the Transfer Agent as though such instructions were issued by the Authorized Participant directly to NSCC.

Section 4.Fees.  In connection with each Order by the Authorized Participant to create or redeem one or more Baskets, the Managing Owner shall charge, and the Authorized Participant shall pay from its DTC account to the Managing Owner, the Transaction Fee set forth in the currently effective copy of the applicable Prospectus.  The Transaction Fee may be adjusted from time to time as set forth in the applicable Prospectus. As described in the Procedures, the Authorized Participant will be charged by the Managing Owner an additional processing charge if the Authorized Participant fails timely to deliver the Creation Basket Capital Contribution (in the case of a Purchase Order Subscription Agreement ) or the Baskets (in the case of a Redemption Order).

Section 5.Authorized Persons.  Concurrently with the execution of this Agreement and from time to time thereafter, the Authorized Participant shall deliver to the Transfer Agent  notarized and duly certified as appropriate by its secretary or other duly authorized official, a certificate in the form of Exhibit A setting forth the names and signatures of all persons authorized to give instructions relating to activity contemplated hereby or by any other notice, request or instruction given on behalf of the Authorized Participant (each, an “Authorized Person”).  The Transfer Agent may accept and rely upon such certificate as conclusive evidence of the facts set forth therein and shall consider such certificate to be in full force and effect until the Transfer Agent receives a superseding certificate bearing a subsequent date.  The Transfer Agent shall issue to each Authorized Person a unique personal identification number (the “PIN Number”) by which such Authorized Person shall be identified and by which instructions issued by the Authorized Participant hereunder shall be authenticated.  The PIN Number shall be kept confidential by the Authorized Participant and shall only be provided to the Authorized Person.  If, after issuance, the Authorized Person’s PIN Number is changed, the new PIN Number shall become effective on a date mutually agreed upon by the Authorized Participant and the Transfer Agent. If the Authorized Person’s PIN Number is compromised in any way, the Authorized Participant shall contact the Transfer Agent immediately in order for a new one to be issued and for the Transfer Agent to immediately cancel the old one.  Upon the termination or revocation of authority of any Authorized Person by the Authorized Participant, the Authorized Participant shall give immediate written notice of such fact to the Transfer Agent and such notice shall be effective upon receipt by the Transfer Agent.

Section 6.Redemption.  The Authorized Participant represents and warrants that it will not obtain a Confirmation Number (as described in the Procedures) from the Managing Owner for the purpose of redeeming a Basket unless it first ascertains that (i) it or its customer, as the case may be, owns outright or has full legal authority and legal and beneficial right to tender for redemption the Baskets to be redeemed and to receive the entire proceeds of the redemption, and (ii) such Baskets have not been loaned or pledged to another party and are not the subject of a repurchase agreement, securities lending agreement or any other arrangement which would preclude the delivery of such Baskets to the Managing Owner on the Business Day following the Redemption Order Date.

Section 7.Role of Authorized Participant.  (a)  The Authorized Participant acknowledges that, for all purposes of this Agreement and the Trust Agreement, the Authorized Participant is and shall be deemed to be an independent contractor and has and shall have no authority to act as agent for the Trust, any Fund or the Managing Owner in any matter or in any respect.

(b)The Authorized Participant will make itself and its employees available, upon request, during normal business hours to consult with the Managing Owner or its designees concerning the performance of the Authorized Participant’s responsibilities under this Agreement.

(c)With respect to any creation or redemption transaction made by the Authorized Participant pursuant to this Agreement for the benefit of any customer or any other DTC Participant or securities brokers and dealers, banks, trust companies, and clearing corporations that clear through or maintain a custodial relationship with a DTC Participant (an “Indirect Participant”), or any other Beneficial Owner, the Authorized Participant shall extend to any such party all of the rights, and shall be bound by all of the obligations, of a DTC Participant in addition to any obligations that it undertakes hereunder or in accordance with the Trust Agreement.

(d)Upon reasonable request by the Managing Owner, the Authorized Participant will, subject to any limitations arising under federal or state securities laws relating to privacy or other obligations it may have to its customers, provide the Managing Owner written notice indicating the number of Shares that the Authorized Participant may hold as record holder and the amount of such Shares that it holds for the benefit of other broker-dealers that clear and settle transactions in Shares through the Authorized Participant, in each case as of the date of such request and with respect to each Fund.  In addition, the Authorized Participant agrees, upon request of the Managing Owner, and subject to applicable laws, rules and regulations, to transmit to its account holders who are Beneficial Owners of Shares, such written materials received from the Managing Owner (including notices, annual reports, disclosure or other informational or tax materials and any amendments or supplements thereto and communications) as may be required to be transmitted to Beneficial Owners pursuant to the Trust Agreement or applicable law, provided that the expenses associated with such transmissions shall be borne by the Managing Owner in accordance with usual custom and practice in respect of such communications.

(e)The Authorized Participant agrees that, in connection with any sales of the Shares, it will not charge a commission to its customers in excess of one percent (1%) of the gross offering proceeds registered under each effective registration statement as provided under the “Plan of Distribution – General” section (or any future equivalent section) of the applicable Prospectus.  Such commission may only be charged by a broker-dealer registered as such under the 1934 Act and which is a member of FINRA.

Section 8.Indemnification.

(a)The Authorized Participant hereby indemnifies and holds harmless the Trust, each Fund and the Managing Owner, their respective direct or indirect affiliates (as defined below) and their respective directors, trustees, managing owners, partners, members, managers, officers, employees and agents and each person, if any, who controls such persons within the meaning of Section 15 of the 1933 Act and Section 20 of the 1934 Act (each, an “AP Indemnified Party”) from and against any losses, liabilities, damages, costs and expenses (including reasonable attorneys’ fees and the reasonable cost of investigation, including reasonable cost involved in defending itself in connection with an investigation) incurred by such AP Indemnified Party as a result of or in connection with: (i) any breach by the Authorized Participant of any provisions of this Agreement; (ii) any failure on the part of the Authorized Participant to perform any of its obligations set forth in this Agreement; (iii) any failure by the Authorized Participant to comply with applicable laws and the rules and regulations of self-regulatory organizations in connection with this Agreement, except that the Authorized Participant shall not be required to indemnify an AP Indemnified Party to the extent that such failure was caused by the reasonable reliance on instructions given or representations made by one or more AP Indemnified Parties or the negligence or willful malfeasance of any AP Indemnified Party; (iv) any actions of such AP Indemnified Party in reliance upon any instructions issued in accordance with the Procedures reasonably believed by the AP Indemnified Party to be genuine and to have been given by the Authorized Participant; or (v) (A) any representation by the Authorized Participant, its employees or its agents or other representatives about the Shares, any AP Indemnified Party, the Trust or any Fund that is not consistent with the Trust’s then-current Prospectuses made in connection with the offer or the solicitation of an offer to buy or sell Shares and (B) any untrue statement or alleged untrue statement of a material fact contained in any research reports, marketing material and sales literature described in Section 12(b) or any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent that such statement or omission relates to the Shares, any AP Indemnified Party, the Trust or any Fund, unless, in either case, such representation, statement or omission was made or included by the Authorized Participant at the written direction of the Managing Owner or is based upon any omission or alleged omission by the Managing Owner to state a material fact in connection with such representation, statement or omission necessary to make such representation, statement or omission not misleading.

(b)The Managing Owner hereby agrees to indemnify and hold harmless the Authorized Participant, its respective subsidiaries, affiliates, directors, officers, employees and agents, and each person, if any, who controls such persons within the meaning of Section 15 of the 1933 Act and Section 20 of the 1934 Act (each, a “Managing Owner Indemnified Party”) from and against any losses, liabilities, damages, costs and expenses (including reasonable attorneys’ fees and the reasonable cost of investigation, including reasonable costs involved in defending itself in connection with an investigation) incurred by such Managing Owner Indemnified Party as a result of or in connection with: (i) any breach by the Managing Owner of any provision of this Agreement; (ii) any failure on the part of the Managing Owner to perform any obligation of the Managing Owner set forth in this Agreement; (iii) any failure by the Managing Owner to comply with applicable laws and regulations in connection with this Agreement, except that the Managing Owner shall not be required to indemnify a Managing Owner Indemnified Party to the extent that such failure was caused by the reasonable reliance on instructions given or representations made by one or more Managing Owner Indemnified Parties or the negligence or willful malfeasance of any Managing Owner Indemnified Party; (iv) any untrue statement or alleged untrue statement of a material fact contained in the applicable Registration Statement or arising out of or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except those statements in the applicable Registration Statement based on information furnished in writing by or on behalf of the Authorized Participant expressly for use in the applicable Registration Statement; or (v) any untrue statement or alleged untrue statement of a material fact contained in a Prospectus or arising out of or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except those statements in the applicable Prospectus based on information furnished in writing by or on behalf of the Authorized Participant expressly for use in such Prospectus.

(c)This Section 8 shall not apply to the extent any such losses, liabilities, damages, costs and expenses are incurred as a result of or in connection with any gross negligence, bad faith or willful misconduct on the part of the AP Indemnified Party or the Managing Owner Indemnified Party, as the case may be. The term “affiliate” in this Section 8 shall include, with respect to any person, entity or organization, any other person, entity or organization which directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such person, entity or organization.

(d)If the indemnification provided for in this Section 8 is unavailable to an indemnified party under Sections 8(a) or 8(b) or insufficient to hold an indemnified party harmless in respect of any losses, liabilities, damages, costs and expenses referred to therein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, liabilities, damages, costs and expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Managing Owner, the Trust and each Fund, on the one hand, and by the Authorized Participant, on the other hand, from the transactions contemplated hereunder or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Managing Owner, the Trust and each Fund, on the one hand, and of the Authorized Participant, on the other hand, in connection with, to the extent applicable, the statements or omissions which resulted in such losses, liabilities, damages, costs and expenses, as well as any other relevant equitable considerations. The relative benefits received by the Managing Owner, the Trust and each Fund, on the one hand, and the Authorized Participant, on the other hand, shall be deemed to be in the same respective proportions as the amount of cash transferred to each Fund under this Agreement on the one hand (expressed in dollars) bears to the amount of economic benefit received by the Authorized Participant in connection with this Agreement on the other hand. To the extent applicable, the relative fault of the Managing Owner on the one hand and of the Authorized Participant on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Managing Owner or by the Authorized Participant and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, liabilities, damages, costs and expenses referred to in this Section 8(d) shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any action, suit or proceeding (each a “Proceeding”) related to such losses, liabilities, damages, costs and expenses.

(e)The Managing Owner and the Authorized Participant agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 8(d) above. The Authorized Participant shall not be required to contribute any amount in excess of the amount by which the total price at which the applicable Shares created by the Authorized Participant (for avoidance of doubt, in an amount equal to the Creation Basket Capital Contribution) and distributed to the public exceeds the amount of any damages which the Authorized Participant has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(f)The indemnity and contribution agreements contained in this Section 8 shall remain in full force and effect regardless of any investigation made by or on behalf of the Authorized Participant, its partners, stockholders, members, directors, officers, employees and or any person (including each partner, stockholder, member, director, officer or employee of such person) who controls the Authorized Participant within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, or by or on behalf of the Managing Owner, its partners, stockholders, members, managers, directors, officers, employees or any person who controls the Managing Owner within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and shall survive any termination of this Agreement. The Managing Owner and the Authorized Participant agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Managing Owner, against the Trust or any of the Managing Owner’s officers or directors, in connection with the issuance and sale of the Shares or in connection with the Registration Statements or the Prospectuses.

Section 9.(a)  Limitation of Liability. In the absence of gross negligence or willful misconduct, neither the Managing Owner nor the Authorized Participant shall be liable to each other or to any other person, including any party claiming by, through or on behalf of the Authorized Participant, for any losses, liabilities, damages, costs or expenses arising out of any mistake or error in data or other information provided to any of them by each other or any other person or out of any interruption or delay in the electronic means of communications used by them.

(b)Tax Liability.  The Authorized Participant shall be responsible for the payment of any transfer tax, sales or use tax, stamp tax, recording tax, value added tax and any other similar tax or government charge applicable to the creation or redemption of any Basket made pursuant to this Agreement, regardless of whether or not such tax or charge is imposed directly on the Authorized Participant.  To the extent the Managing Owner, the Trust or any Fund is required by law to pay any such tax or charge, the Authorized Participant agrees to promptly indemnify such party for any such payment, together with any applicable penalties, additions to tax or interest thereon.

(c)Fund Liability.  In accordance with Section 3.7 of the Trust Agreement, the Authorized Participant agrees and consents (the “Consent”) to look solely to the assets (the “Fund Assets”) of the particular Fund in controversy and to the Managing Owner and its assets for payment in respect of any claim against or obligation of such Fund.  The Fund Assets include only those funds and other assets that are paid, held or distributed to the Trust on account of and for the benefit of that particular Fund, including, without limitation, funds delivered to the Trust for the purchase of Shares in such Fund.  In furtherance of the Consent, the Authorized Participant agrees that any debts, liabilities, obligations, indebtedness, expenses and claims of any nature and of all kinds and descriptions (collectively, “Claims”) against a Fund incurred, contracted for or otherwise existing shall be subject to the following limitations:

1.

the Claims of the Authorized Participant shall only be asserted and enforceable against a particular Fund, the Fund Assets of such Fund and the Managing Owner and its assets and such Claims shall not be asserted or enforceable for any reason whatsoever against any other series, the Trust generally or any of their respective assets;

2.

If the Claims of the Authorized Participant against a Fund are secured in whole or in part, the Authorized Participant hereby waives (under section 1111(b) of the Bankruptcy Code (11 U.S.C. § 1111(b)) any right to have any deficiency claims (which deficiency claims may arise in the event such security is inadequate to satisfy such Claims) treated as unsecured claims against the Trust or any series (other than the Fund against which the Claim is made), as the case may be; and

3.	the foregoing Consent shall apply at all times notwithstanding that the Claims are satisfied and notwithstanding that the agreements in respect of such Claims are terminated, rescinded or canceled.

Section 10.Obtaining a Copy of the Prospectuses/Disclosure Documents.  The Authorized Participant has obtained, as applicable, a copy of the Trust’s Prospectuses, which also constitute its CFTC Disclosure Documents, from the Trust’s website http://www.Invesco.com, or any successor thereto.

Section 11.Effectiveness and Termination.  Upon the execution of this Agreement by the parties hereto, this Agreement shall become effective in this form as of the date first set forth above, and may be terminated at any time by any party upon thirty (30) calendar days prior written notice to the other parties unless earlier terminated: (i) in accordance with Section 2(a); (ii) upon notice to the Authorized Participant by the Managing Owner in the event of a breach by the Authorized Participant of this Agreement or the procedures described or incorporated herein; (iii) immediately in the circumstances described in Section 17(j); or (iv) at such time as the Trust is terminated pursuant to the Trust Agreement.  Termination of this Agreement by any Fund shall not constitute termination by any other Fund unless separate notice is given.

Section 12.Marketing Materials; Representations Regarding Shares; Identification in the applicable Registration Statements.

(a)The Authorized Participant represents, warrants and covenants that (i) without the written consent of the Managing Owner, the Authorized Participant will not make, or permit any of its representatives to make, any representations concerning the Shares or any AP Indemnified Party other than representations contained (A) in the applicable then-current Prospectus, (B) in printed information approved by the Managing Owner as information supplemental to such Prospectus or (C) in any promotional materials or sales literature furnished to the Authorized Participant by the Managing Owner, and (ii) the Authorized Participant will not furnish or cause to be furnished to any person or display or publish any information or material relating to the Shares, any AP Indemnified Person, any Fund or the Trust that are not consistent with the Trust’s applicable then-current Prospectus.  The then-current Prospectuses of the Trust will be available on the Trust’s website and on the SEC’s Next-Generation EDGAR System and copies of the applicable then-current Prospectus will be supplied by the Managing Owner to the Authorized Participant in reasonable quantities upon request.

(b)Notwithstanding the foregoing, the Authorized Participant may without the written approval of the Managing Owner prepare and circulate in the regular course of its business research reports, marketing material and sales literature that includes information, opinions or recommendations relating to the Shares (i) for public dissemination, provided that such research reports comply with applicable FINRA and SEC rules; and (ii) for internal use by the Authorized Participant. The Authorized Participant shall file all such research reports, marketing material and sales literature related to the Shares with FINRA to the extent required by the FINRA Conduct Rules and the SEC, as necessary.

(c)The Authorized Participant hereby agrees that for the term of this Agreement the Managing Owner may deliver the applicable then-current Prospectuses, and any supplements or amendments thereto or recirculation thereof, to the Authorized Participant in Portable Document Format (“PDF”) via electronic mail. The Authorized Participant acknowledges that it has the capability to access, view, save and print material provided to it in PDF and that it will incur no appreciable extra costs by receiving the applicable Prospectuses in PDF instead of in paper form.

(d)For as long as this Agreement is effective, the Authorized Participant agrees to be identified as an authorized participant of a Fund (i) in the section of the Prospectus included within the applicable Registration Statement entitled “Creation and Redemption of Shares” and in any other section or document as may be required by the SEC and (ii) on each Fund’s website. Upon the termination of this Agreement, (i) during the period prior to when the Managing Owner qualifies and in its sole discretion elects to file on a new registration statement (on Form S-3, or otherwise) the Managing Owner will remove such identification from the Prospectus in the amendment of the applicable Registration Statement next occurring after the date of the termination of this Agreement and (ii) the Managing Owner will promptly update each Fund’s website to remove any identification of the Authorized Participant as an authorized participant of such Fund.

Section 13.Certain Covenants of the Managing Owner.  The Managing Owner, on its own behalf and as sponsor of each Fund, covenants and agrees to notify the Authorized Participant promptly of the happening of any event during the term of this Agreement which could require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading, and, during such time, to promptly prepare and file, at the expense of each Fund, as appropriate, such amendments or supplements to such Prospectus as may be necessary to reflect any such change and provide copies of such amendments or supplements in PDF format via electronic mail to the Authorized Participant;

Section 14.Third Party Beneficiaries.  Each AP Indemnified Party and Managing Owner Indemnified Party, to the extent it is not a party to this Agreement, is a third-party beneficiary of this Agreement (each, a “Third Party Beneficiary”) and may proceed directly against any party hereto (including by bringing proceedings against the parties hereto in its own name) to enforce any obligation of such party under this Agreement which directly or indirectly benefits such Third Party Beneficiary.

Section 15.Force Majeure.  No party to this Agreement shall incur any liability for any delay in performance, or for the non-performance, of any of its obligations under this Agreement by reason of any cause beyond its reasonable control. This includes any act of God or war or terrorism, any breakdown, malfunction or failure of transmission in connection with or other unavailability of any wire, communication or computer facilities, any transport, port, or airport disruption, industrial action, acts and regulations and rules of any governmental or supra-national bodies or authorities or regulatory or self-regulatory organization or failure of any such body, authority or organization for any reason, to perform its obligations.

Section 16.Miscellaneous.

(a)Amendment and Modification.  This Agreement may be amended, modified or supplemented only by a written instrument executed by all the parties, except that the Procedures attached as Attachment A and the Exhibits hereto may be amended, modified or supplemented by the Trust and the Managing Owner, without consent of any Beneficial Owner or Authorized Participant from time to time by the following procedure. After the amendment, modification or supplement has been agreed to, the Managing Owner will send a copy of the proposed amendment, modification or supplement to the Authorized Participant via email or regular mail. For the purposes of this Agreement, (i) an email will be deemed received by the recipient thereof on the day the notice is sent and (ii) mail will be deemed received by the recipient thereof on the third (3rd) day following the deposit of such mail into the United States postal system. Within thirteen (13) calendar days after its deemed receipt, if sent by email, and ten (10) calendar days after its deemed receipt, if sent by regular mail, the amendment, modification or supplement will become part of this Agreement, the Attachments or the Exhibits, as the case may be, in accordance with its terms.

(b)Waiver of Compliance.  Any failure of any of the parties to comply with any obligation, covenant, agreement or condition herein may be waived by the party entitled to the benefits thereof only by a written instrument signed by the party granting such waiver, but any such written waiver, or the failure to insist upon strict compliance with any obligation, covenant, agreement or condition herein, shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

(c)Notices.  Except as otherwise specifically provided in this Agreement, all notices required or permitted to be given pursuant to this Agreement shall be given in writing and delivered by personal delivery, by postage prepaid registered or certified United States first class mail, return receipt requested, by nationally recognized overnight courier (delivery confirmation received) or by telephonic facsimile or similar means of same day delivery (transmission confirmation received), with a confirming copy regular mail, postage prepaid. Unless otherwise notified in writing, all notices to the Trust or to any Fund shall be given or sent to the Managing Owner.  All notices shall be directed to the address or facsimile numbers indicated below the signature line of the parties on the signature page hereof.

(d)Successors and Assigns.  This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.

(e)Assignment.  Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any party without the prior written consent of the other parties, except that any entity into which a party hereto may be merged or converted or with which it may be consolidated or any entity resulting from any merger, conversion, or consolidation to which such party hereunder shall be a party, or any entity succeeding to all or substantially all of the business of the party, shall be the successor of the party under this Agreement and except that the Managing Owner may delegate its obligations hereunder to the Distributor, the Marketing Agent, the Administrator or the Transfer Agent by notice to the Authorized Participant. The party resulting from any such merger, conversion, consolidation or succession shall notify the other parties hereto of the change. Any purported assignment in violation of the provisions hereof shall be null and void.  Notwithstanding the foregoing, this Agreement shall be automatically assigned to any successor trustee or Managing Owner at such time such successor qualifies as a successor trustee or Managing Owner under the terms of the Trust Agreement.

(f)Governing Law; Consent to Jurisdiction.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware (regardless of the laws that might otherwise govern under applicable Delaware conflict of laws principles) as to all matters, including matters of validity, construction, effect, performance and remedies. Each party hereto irrevocably consents to the jurisdiction of the courts of the State of New York and of any federal court located in the Borough of Manhattan in such State in connection with any action, suit or other proceeding arising out of or relating to this Agreement or any action taken or omitted hereunder, and waives any claim of forum non conveniens and any objections as to laying of venue. Each party hereby irrevocably waives any and all rights to trial by jury in any legal proceeding arising out of or relating to this Agreement.  Each party further waives personal service of any summons, complaint or other process and agrees that service thereof may be made by certified or registered mail directed to such party at such party’s address for purposes of notices hereunder.

(g)Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement, and it shall not be necessary in making proof of this Agreement as to any party hereto to produce or account for more than one such counterpart executed and delivered by such party.

(h)Interpretation. The article and section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not in any way affect the meaning or interpretation of this Agreement.

(i)Entire Agreement. This Agreement and the Trust Agreement, along with any other agreement or instrument delivered pursuant to this Agreement and the Trust Agreement, supersede all prior agreements and understandings between the parties with respect to the subject matter hereof, provided, however, that the Authorized Participant shall not be deemed by this provision, or any other provision of this Agreement, to be a party to the Trust Agreement.

(j)Severance. If any provision of this Agreement is held by any court or any act, regulation, rule or decision of any other governmental or supra national body or authority or regulatory or self-regulatory organization to be invalid, illegal or unenforceable for any reason, it shall be invalid, illegal or unenforceable only to the extent so held and shall not affect the validity, legality or enforceability of the other provisions of this Agreement and this Agreement will be construed as if such invalid, illegal, or unenforceable provision had never been contained herein, unless the Managing Owner determines in its discretion that the provision of this Agreement that was held invalid, illegal or unenforceable does affect the validity, legality or enforceability of one or more other provisions of this Agreement, and that this Agreement should not be continued without the provision that was held invalid, illegal or unenforceable, and in that case, upon the Managing Owner’s notification of the trustee of such a determination, this Agreement shall immediately terminate and the Managing Owner will so notify the Authorized Participant immediately.

(k)No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party.

(l)Survival. Sections 8 (Indemnification) and 14 (Third Party Beneficiaries) hereof shall survive the termination of this Agreement.

(m)Other Usages. The following usages shall apply in interpreting this Agreement: (i) references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of such agency, authority or instrumentality; and (ii) “including” means “including, but not limited to.”

[Signature Page Follows]

IN WITNESS WHEREOF, the Authorized Participant and the Managing Owner, on behalf of each Fund, have caused this Agreement to be executed by their duly authorized representatives as of the date first set forth above.

Invesco Capital Management LLC, on behalf of itself and as Managing Owner of each of Invesco DB US Dollar Index Bullish Fund and Invesco DB US Dollar Index Bearish Fund

Invesco DB US Dollar Index Trust, with respect to Invesco DB US Dollar Index Bullish Fund, a series of the Trust
By: Invesco Capital Management LLC,
as Managing Owner of
Invesco DB US Dollar
Index Bullish Fund

By:	By:
Name:	Name:
Title:	Title:

Invesco DB US Dollar Index Trust, with respect to Invesco DB US Dollar Index Bearish Fund, a series of the Trust
By: Invesco Capital Management LLC,
       as Managing Owner of
       Invesco DB US Dollar
       Index Bullish Fund

_____________________________ (Please Print Name of Authorized Participant)
By:	By:
Name:	Name:
Title:	Title:

Address:3500 Lacey Road, Suite 700 Downers Grove, Illinois 60515	Address:_______________________ _______________________
Telephone:(____) ______ - _________
Facsimile:(____) ______ - _________

EXHIBIT A

INVESCO DB US DOLLAR INDEX TRUST

FORM OF CERTIFIED AUTHORIZED PERSONS OF AUTHORIZED PARTICIPANT

The following are the names, titles and signatures of all persons (each an “Authorized Person”) authorized to give instructions relating to any activity contemplated by the Participant Agreement or any other notice, request or instruction on behalf of the Authorized Participant pursuant to the Invesco DB US Dollar Index Trust Participant Agreement.

Authorized Participant:  _______________________

Name:	Name:
Title:	Title:
Signature:	Signature:
Name:	Name:
Title:	Title:
Signature:	Signature:

The undersigned, [name]____________________, [title]____________________ of [Authorized Participant], does hereby certify that the persons listed above have been duly elected to the offices set forth beneath their names, that they presently hold such offices, that they have been duly authorized to act as Authorized Persons pursuant to the Invesco DB US Dollar Index Trust Participant Agreement by and between [Authorized Participant], Invesco DB US Dollar Index Trust with respect to each of Invesco DB US Dollar Index Bullish Fund and Invesco DB US Dollar Index Bearish Fund and Invesco Capital Management LLC, dated ___________, 20___, and that their signatures set forth above are their own true and genuine signatures.

In Witness Whereof, the undersigned has hereby set his/her hand and the seal of [Authorized Participant] on the date set forth below.

Subscribed and sworn to before me this ___ day of _______, 20__	By:
Name:
Title:
Notary Public	Date:

A-1

EXHIBIT B
INVESCO DB US DOLLAR INDEX TRUST
FORM OF PURCHASE ORDER SUBSCRIPTION AGREEMENT

TRUSTEE, THE BANK OF NEW YORK MELLON 718-315-7500

Authorized Participant: ______________________DTC Clearing #:

Authorized Participant FAX No.#: _____________ Trade Date:

Order Number: ____________________________Number of CU’s Created:

Name of Fund: Invesco DB US Dollar Index _________Fund

Number of Shares to be issued:

USD:

(to be provided by The Bank of New York Mellon)

All Purchase Order Subscription Agreements are subject to the terms and conditions of the Fifth Amended and Restated Declaration of Trust and Trust Agreement, as amended from time to time (the “Trust Agreement”) of Invesco DB US Dollar Index Trust (the “Trust”) as currently in effect, which established and designated Invesco DB US Dollar Index Bullish Fund and Invesco DB US Dollar Index Bearish Fund (collectively, the “Funds”), each as a separate series of the Trust and the Invesco DB US Dollar Index Trust Participant Agreement among the Authorized Participant, the Trust with respect to each of the Funds and the Managing Owner named therein (the “Participant Agreement”).  All representations and warranties of the Authorized Participant set forth in the Participant Agreement are incorporated herein by reference.  Capitalized terms used but not defined herein have the meaning given in the Trust Agreement.

The undersigned understands that by submitting this Purchase Order Subscription Agreement he/she is making the representations and warranties set forth in the Annex to this Purchase Order Subscription Agreement and is also granting an irrevocable Power of Attorney.  The undersigned understands that its DTC account will be charged the Transaction Fee as set forth in the currently effective copy of the applicable Prospectus.

The undersigned does hereby certify as of the date set forth below that he/she is an Authorized Person under the Participant Agreement and that he/she is authorized to deliver this Purchase Order Subscription Agreement to the Managing Owner on behalf of the Authorized Participant.

Remainder of page left blank intentionally.  Signature page follows.

_____________________________ (Please Print Name of Authorized Participant)
Date:
By:
Accepted by:	Name:
Invesco DB US Dollar Index Trust, with respect to Invesco DB US Dollar Index ______ Fund	Title:
By: Invesco Capital Management LLC, as Managing Owner
By:
Name: Title:
By:
Name: Title:

ANNEX TO EXHIBIT B
TO

PURCHASE ORDER SUBSCRIPTION AGREEMENT

PURCHASER’S REPRESENTATIONS AND WARRANTIES AND
POWER OF ATTORNEY

1.CFTC Registration Status.  The Authorized Participant either is not required to be registered with the Commodity Futures Trading Commission (“CFTC”) or to be a member of the National Futures Association (“NFA”), or, if required to be so registered, is duly registered with the CFTC and is a member in good standing of the NFA.  The Authorized Participant agrees to supply the Managing Owner with such information as the Managing Owner may reasonably request in order to verify the foregoing representation.  Vehicles for collective investment which acquire Shares may, as a result, themselves become “commodity pools” within the intent of applicable CFTC and NFA rules, and their sponsors, accordingly, will be required to register as “commodity pool operators.”

2.Disclosure Document.  The Authorized Participant has obtained a copy of the Trust’s Prospectuses, which constitute its CFTC Disclosure Documents, from each Fund’s website at http://www.Invesco.com, or its successor thereto.

3.Monthly Report.  If trading for a Fund has commenced, the Authorized Participant has obtained a copy of the most recent monthly report from the applicable Fund’s website at http://www.Invesco.com, or its successor thereto.

4.Power of Attorney.  In connection with the Authorized Participant’s acceptance of an interest a Fund, the Authorized Participant does hereby irrevocably constitute and appoint the Managing Owner, and its successors and assigns, as its true and lawful Attorney-in-Fact, with full power of substitution, in its name, place and stead, in the execution, acknowledgment, filing and publishing of Trust or Fund documents, including, but not limited to, the following: (i) any certificates and other instruments, including but not limited to, any applications for authority to do business and amendments thereto, which the Managing Owner deems appropriate to qualify or continue the Trust as a business or statutory trust in the jurisdictions in which the Trust may conduct business, so long as such qualifications and continuations are in accordance with the terms of the Fifth Amended and Restated Declaration of Trust and Trust Agreement of the Trust, as amended from time to time (the “Trust Agreement”), or which may be required to be filed by the Trust, a Fund or the Shareholders of a Fund under the laws of any jurisdiction; (ii) any instrument which may be required to be filed by the Trust under the laws of any state or by any governmental agency, or which the Managing Owner deems advisable to file; and (iii) the Trust Agreement and any documents which may be required to effect an amendment to the Trust Agreement approved under the terms of the Trust Agreement, and the continuation of the Trust, the admission of the signer of the Power of Attorney as a Limited Owner of a Fund or of others as additional or substituted Limited Owners, or the termination of the Trust, provided such continuation, admission or termination is in accordance with the terms of the Trust Agreement.  The Power of Attorney granted hereby shall be deemed to be coupled with an interest and shall be irrevocable and shall survive, and shall not be affected by, the Authorized Participant’s subsequent insolvency or dissolution or any delivery by the Authorized Participant of an assignment of the whole or any portion of the Authorized Participant’s Shares.

EXHIBIT C

INVESCO DB US DOLLAR INDEX TRUST

FORM OF REDEMPTION ORDER

Authorized Participant:

Date:

Name of Fund:  Invesco DB US Dollar Index ___________ Fund

Confirmation Number:

Number of Shares to be Redeemed:

All Redemption Orders are subject to the terms and conditions of the Fifth Amended and Restated Declaration of Trust and Trust Agreement of Invesco DB US Dollar Index Trust (the “Trust”) as currently in effect and the Invesco DB US Dollar Index Trust Participant Agreement among the Authorized Participant, the Trust with respect to the Fund, among others, each a series of the Trust (the “Fund”), and the Managing Owner named therein (the “Participant Agreement”).  All representations and warranties of the Authorized Participant set forth in such Participant Agreement are incorporated herein by reference.

The undersigned understands that its DTC account will be charged the Transaction Fee as set forth in the currently effective copy of the applicable Prospectuses including an additional fee as provided under Section 4 of the Participant Agreement if the Redemption Order is held open.

The undersigned does hereby certify as of the date set forth below that he/she is an Authorized Person under the Participant Agreement and that he/she is authorized to deliver this Redemption Order to the Managing Owner on behalf of the Authorized Participant.

[NAME OF AUTHORIZED PARTICIPANT]

Date:	By:
Name:
Title:

C-1

FORM OF
INVESCO DB US DOLLAR INDEX TRUST
PARTICIPANT AGREEMENT

ATTACHMENT A

INVESCO DB US DOLLAR INDEX TRUST PROCEDURES

CREATION AND REDEMPTION OF

Invesco DB US Dollar Index Bullish Fund SHARES

AND

Invesco DB US Dollar Index Bearish Fund SHARES

Scope of Procedures and Overview

This Attachment A to the Participant Agreement (the “Participant Agreement”) supplements the Participant Agreement, the applicable Prospectuses and the Trust Agreement (as defined below) with respect to the procedures (the “Procedures”) to be used in processing (1) a creation order for the creation of one or more Baskets (as defined below) (“Creation Order”) of Shares of Invesco DB US Dollar Index Bullish Fund and Invesco DB US Dollar Index Bearish Fund (each, a “Fund,” collectively, the “Funds”) and a (2) redemption order for the redemption of one or more Baskets (as defined below) (“Redemption Order”) of Shares of the Funds.  Shares may be created or redeemed only in blocks of 200,000 Shares (each such block, a “Basket”) for each Fund.  Each Fund is a separate series of Invesco DB US Dollar Index Trust, a Delaware statutory trust (the “Trust”).

Capitalized terms used in these Procedures without further definition have the meanings assigned to them in the Fifth Amended and Restated Declaration of Trust and Trust Agreement of the Trust (the “Trust Agreement”), dated as of February 23, 2015, and as amended from time-to-time, between Wilmington Trust Company, as trustee of the Trust (the “Trustee”) and Invesco Capital Management LLC, as managing owner (the “Managing Owner”) or the Participant Agreement.

For purposes of these Procedures, a “Business Day” means a day other than Saturday, Sunday or other day when banks and/or securities exchanges in the City of New York or the City of Wilmington are authorized or obligated by law or executive order to close.

Baskets are issued pursuant to the applicable Prospectus, which will be obtained by each Participant from each Fund’s website at http://www.Invesco.com or its successor thereof, prior to its execution of the Participant Agreement, and are issued and redeemed in accordance with the Trust Agreement and the Participant Agreement.

Creation Orders and Redemption Orders are, collectively, the “Orders.”

“Transfer Agent” means The Bank of New York Mellon.

Authorized Participants (“Participants”) may submit Orders to the Transfer Agent (i) through the Transfer Agent’s electronic order entry system, as such may be made available and constituted from time to time, the use of which shall be subject to the terms and conditions of the Electronic Services Agreement, which is incorporated by reference herein (the “Website Based Orders”), and (ii) by telephone (and faxed order form(s)) according to these Procedures as provided in Annex I ((ii) and (iii), collectively, the “Telephone/Fax Based Orders”).

The Participant must execute the Electronic Access Service Agreement (“ESA”) with the Transfer Agent in order for a Participant to be able to submit Website Based Orders.  RSA SecurID token cards are issued to each of the Authorized Persons, which may be used to access the Transfer Agent’s website and input Orders as described herein and pursuant to the Authorized Participant Interface User Guide, incorporated herein by reference.

“Order Cut-Off Time” means 1:00 pm, Eastern Time, on each Business Day.

Baskets may be created and redeemed on any Business Day in exchange for the applicable Creation Basket Capital Contribution or Redemption Basket, respectively, from the Participant.

“Creation Order Date” means a Business Day on which an order to create one or more Creation Baskets was placed by a Participant with the Transfer Agent by the Order Cut-Off Time.

“Redemption Order Date” means a Business Day on which an order to redeem one or more Redemption Baskets placed by a Participant with the Transfer Agent by the Order Cut-Off Time.

“Settlement Time” means any time within two Business Days immediately following the Creation Order Date or the Redemption Order Date, as applicable.

“Redemption Distribution” means, subject to deduction of any tax or other governmental charges due thereon, the cash in an amount equal to the product obtained by multiplying (i) the number of Redemption Baskets set forth in the relevant Redemption Order by (ii) the Net Asset Value Per Basket of the applicable Fund as of the close of the NYSE Arca Core Trading Session or the last to close of the exchanges on which the applicable Fund’s futures contracts are traded, whichever is later, on the Redemption Order Date.

Each Participant is responsible for ensuring that the Creation Basket Capital Contribution and/or the Redemption Basket it intends to transfer to the Trust (for the applicable Fund) in exchange for Creation Baskets or redemption proceeds, as applicable, is available for transfer to such Trust (for the applicable Fund) in the manner and at the times described in these Procedures.

Participants will be required to pay a nonrefundable per order transaction fee of $500 to the Transfer Agent (the “Transaction Fee”).

IMPORTANT NOTES:

•	Any Creation Order is subject to acceptance or rejection by the Transfer Agent, in consultation with the Managing Owner, for the reasons set forth in the Trust Agreement or the Participant Agreement.

2

•

Any Redemption Order is subject to acceptance or rejection by the Transfer Agent, in consultation with the Managing Owner, for the reasons set forth in the Trust Agreement or the Participant Agreement.

•	All Orders are subject to the provisions of the Trust Agreement and the Participant Agreement relating to unclear or ambiguous instructions.

3

ANNEX I
WEBSITE BASED ORDERS
AND
TELEPHONE/FAX BASED ORDERS

CREATION PROCEDURES

1.PLACING A CREATION ORDER.

Participants may submit Website Based Orders or Fax/Telephone Based Orders to the Transfer Agent as provided by these Procedures.

NOTE THAT IF THE PARTICIPANT PLACES A TELEPHONE/FAX BASED ORDER, THE TELEPHONE CALL OR FAX IN WHICH THE CONFIRMATION NUMBER IS ISSUED INITIATES THE CREATION ORDER PROCESS BUT DOES NOT ALONE CONSTITUTE THE CREATION ORDER.  A CREATION ORDER IS CONSIDERED A COMPLETE CREATION ORDER ONLY UPON RECEIPT OF THE CONFIRMATION NUMBER.

Creation Orders for Creation Baskets may be initiated only on Business Days.  Creation Orders may only be made in whole Creation Baskets of the applicable Fund.

To begin a Creation Order, an Authorized Person of the Participant may telephone the Transfer Agent at (718) 315-7500 or such other number as the Managing Owner designates in writing to the Participant.  This telephone call must be made by an Authorized Person of the Participant and answered by the Transfer Agent before the Order Cut-Off Time.  Upon verifying the authenticity of the Authorized Person (as determined by the use of the appropriate PIN Number), the Transfer Agent will request that the Authorized Person place the Creation Order.  To do so, the Authorized Person must provide the appropriate ticker symbol when referring to Shares of the applicable Fund.  After the Authorized Person has placed the Creation Order, the Transfer Agent will read the Creation Order back to the Authorized Person.  The Authorized Person then must confirm that the Creation Order has been taken correctly by the Transfer Agent.  If the Authorized Person confirms that the Creation Order has been taken correctly, the Transfer Agent will issue a confirmation number (the “Confirmation Number”) to the Authorized Person.

All Creation Orders may also be placed by an Authorized Person as a Website Based Order by the Order Cut-Off Time.

PLEASE NOTE:  A CREATION ORDER REQUEST IS NOT COMPLETE UNTIL THE CONFIRMATION NUMBER IS ISSUED BY THE TRANSFER AGENT.  WITH RESPECT TO THE APPLICABLE FUND, A CREATION ORDER FOR CREATION BASKETS CANNOT BE CANCELED BY THE PARTICIPANT AFTER THE ORDER CUT-OFF TIME.  INCOMING TELEPHONE CALLS ARE QUEUED AND WILL BE HANDLED IN THE SEQUENCE RECEIVED.  ACCORDINGLY, THE PARTICIPANT SHOULD NOT HANG UP AND REDIAL.  CALLS THAT ARE IN PROGRESS AT THE ORDER CUT-OFF TIME ARE VALID AND THE CREATION ORDER WILL BE TAKEN.  PLEASE NOTE THAT "IN PROGRESS" IS DEFINED AS A PARTICIPANT ACTUALLY SPEAKING WITH THE TRANSFER AGENT.  CALLS THAT ARE

4

PLACED BEFORE THE ORDER CUT-OFF TIME THAT ARE IN THE HOLDING QUEUE UNANSWERED AT OR AFTER THE ORDER CUT-OFF TIME WILL BE VERBALLY DENIED.  INCOMING CALLS THAT ARE RECEIVED AFTER THE ORDER CUT-OFF TIME WILL NOT BE ANSWERED BY THE TRANSFER AGENT.  ALL TELEPHONE CALLS WILL BE RECORDED.

2.RECEIPT OF CONFIRMATION.

Subject to the conditions that a properly completed telephone or fax Creation Order has been placed by the Participant not later than the Order Cut-Off Time, and other provisions contained in these procedures, the Managing Owner will accept the Creation Order on behalf of the Trust in connection with the applicable Fund and will confirm in writing to the Participant that its Creation Order has been accepted within 45 minutes after the designated Order Cut-Off Time on the Business Day that the Creation Order is received.  Once the Creation Order has been approved by the Managing Owner, the Managing Owner will sign or time-stamp the Creation Order and send that Creation Order to the Transfer Agent.

Typically, if a Web-Based Order is submitted, the Managing Owner may confirm the order on-line.  Alternatively, if the Managing Owner prefers to confirm Orders via fax, the Transfer Agent will download and print the Order Form and fax it to the Managing Owner for review and approval.  Upon receipt of the Order Form signed by the Managing Owner, the Transfer Agent will issue an email confirmation to the Participant and the Managing Owner to reflect the Order status (approval or cancellation).

3.QUALITY ASSURANCE.

After a Confirmation Number is issued by the Transfer Agent to the Participant, the Participant will fax a written version of the Creation Order to the Transfer Agent.  Upon receipt, the Transfer Agent should immediately telephone the Participant if the Transfer Agent believes that the Creation Order has not been completed correctly by the Participant.  In addition, the Transfer Agent will telephone the Participant if the Transfer Agent is in non-receipt of the Creation Order within 15 minutes after the Creation Order has been called into the Transfer Agent.

4.REJECTING OR SUSPENDING CREATION ORDERS.

The Managing Owner reserves the absolute right to reject acceptance of a Creation Order or Creation Basket Capital Contribution if (i) the Managing Owner or Transfer Agent has determined the Creation Order or Creation Basket Capital Contribution is not in proper form; (ii) the Managing Owner has determined the acceptance or receipt of which would have adverse tax consequences to the Trust, any Fund or to the Shareholders; (iii) the acceptance or receipt of which could, in the opinion of counsel to the Managing Owner, be unlawful; or (iv) circumstances outside the control of the Managing Owner or the Transfer Agent make it for all practical purposes not feasible to process Creation Baskets.  The Managing Owner shall notify the Participant of a rejection of any Creation Order.  The Managing Owner may not revoke a previously accepted Creation Order, as defined in these Procedures.

Neither the Managing Owner nor its delegate will be liable to any person or in any way for any loss or damages that may result from any such rejection.

5

5.  DETERMINATION OF PAYMENT AMOUNT.

As promptly as practicable following the publication of the net asset value of the applicable Fund and the net asset value per Share of the applicable Shares on the Creation Order Date, the Managing Owner shall communicate to the Participant the amount of cash necessary for the Creation Basket Capital Contribution and details of the method of payment (e.g., wiring instructions) required for the Creation Basket Capital Contribution.

6. CONTRACTUAL SETTLEMENT.

(a)Through the CNS Clearing Process

Except as provided below, the Creation Basket Capital Contribution must be made in same day funds through the National Securities Clearing Corporation (the “NSCC”) to a Depository Trust Company (“DTC”) account maintained by the Trust’s custodian (the “Custodian”) on or before the Settlement Time, after acceptance of the Creation Order, together with the applicable Transaction Fee.  A Creation Basket of the applicable Fund will be issued to the Participant at the Settlement Time through the NSCC’s Continuous Net Settlement (CNS) system assuming timely payment of the Creation Basket Capital Contribution and the Transaction Fee through the CNS system in accordance with the terms, conditions and guarantees as set forth in CNS agreements to which the Custodian and Participant have entered into.

(b)Outside the CNS Clearing Process

The Creation Basket Capital Contribution must be delivered through the DTC to an account at the DTC maintained by the Custodian on behalf of the Managing Owner and the applicable Fund on or before the Settlement Time, together with the applicable Transaction Fee.  The Creation Basket will be credited to the Participant at the Settlement Time.  The Custodian on behalf of both the Managing Owner and the applicable Fund will cause the Trust to deposit the Creation Basket on behalf of the applicable Fund with the DTC in accordance with the DTC’s customary procedures, for the credit of the account of the Participant that placed the Creation Order.

7. PARTIAL CREATION ORDER

(a) If by the Settlement Time the Managing Owner has not received confirmation of receipt of (A) the Transaction Fee, and (B) the full Creation Basket Capital Contribution due from the Participant submitting the Creation Order, the Managing Owner will settle the Creation Order to the extent of whole Creation Baskets for which it has received the full amount of cash required in connection with the creation of such Basket(s) and any balance of the Creation Order will be cancelled.  For the avoidance of doubt, any Creation Baskets not created for failure of the Participant to provide the full Creation Basket Capital Contribution as indicated above, shall be created through a new and separate Creation Order subject to all of the procedures outlined above, including the payment of the Transaction Fee associated with a Creation Order.

(b) If by the Settlement Time the Managing Owner has not received confirmation of receipt of (A) the Transaction Fee, and (B) the full Creation Basket Capital Contribution due from the Participant submitting the Creation Order, the Participant will be charged by the Managing Owner an additional processing charge of $2,000.

6

7

REDEMPTION PROCEDURES

1.PLACING A REDEMPTION ORDER.

Participants may submit Website Based Orders or Telephone/Fax Based Orders to the Transfer Agent as provided by these Procedures.

NOTE THAT IF THE PARTICIPANT PLACES A TELEPHONE/FAX BASED ORDER, THE TELEPHONE CALL OR FAX IN WHICH THE CONFIRMATION NUMBER IS ISSUED INITIATES THE REDEMPTION ORDER PROCESS BUT DOES NOT ALONE CONSTITUTE THE REDEMPTION ORDER.  A REDEMPTION ORDER IS CONSIDERED COMPLETE ONLY UPON RECEIPT OF THE CONFIRMATION NUMBER.

Redemption Orders may be initiated only on Business Days.  Redemption Orders may only be made in whole Redemption Baskets of the applicable Fund.

To begin a Redemption Order, the Authorized Person of the Participant may telephone the Transfer Agent at (718) 315-7500 or such other number as the Managing Owner designates in writing to the Participant.  This telephone call must be made by an Authorized Person of the Participant and answered by the Transfer Agent before the Order Cut-Off Time.  Upon verifying the authenticity of the Authorized Person (as determined by the use of the appropriate PIN Number), the Transfer Agent will request that the Authorized Person place the Redemption Order.  To do so, the Authorized Person must provide the appropriate ticker symbol when referring to Shares of the applicable Fund.  After the Authorized Person has placed the Redemption Order, the Transfer Agent will read the Redemption Order back to the Authorized Person.  The Authorized Person then must confirm that the Redemption Order has been taken correctly by the Transfer Agent.  If the Authorized Person confirms that Redemption Order has been taken correctly, the Transfer Agent will issue a confirmation number (the “Confirmation Number”) to the Authorized Person.

All Redemption Orders may also be placed by an Authorized Person as a Website Based Order by the Order Cut-Off Time.

PLEASE NOTE: A REDEMPTION ORDER REQUEST IS NOT COMPLETE UNTIL THE CONFIRMATION NUMBER IS ISSUED BY THE TRANSFER AGENT.  WITH RESPECT TO THE APPLICABLE FUND, A REDEMPTION ORDER FOR REDEMPTION BASKETS CANNOT BE CANCELED BY THE PARTICIPANT AFTER THE ORDER CUT-OFF TIME. INCOMING TELEPHONE CALLS ARE QUEUED AND WILL BE HANDLED IN THE SEQUENCE RECEIVED.  ACCORDINGLY, THE PARTICIPANT SHOULD NOT HANG UP AND REDIAL. CALLS THAT ARE IN PROGRESS AT THE ORDER CUT-OFF TIME ARE VALID AND THE REDEMPTION ORDER WILL BE TAKEN.  PLEASE NOTE THAT "IN PROGRESS" IS DEFINED AS A PARTICIPANT ACTUALLY SPEAKING WITH THE TRANSFER AGENT.  CALLS THAT ARE PLACED BEFORE THE ORDER CUT-OFF TIME THAT ARE IN THE HOLDING QUEUE UNANSWERED AT OR AFTER THE ORDER CUT-OFF TIME WILL BE VERBALLY DENIED.  INCOMING CALLS THAT ARE RECEIVED AFTER

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THE ORDER CUT-OFF TIME WILL NOT BE ANSWERED BY THE TRANSFER AGENT.  ALL TELEPHONE CALLS WILL BE RECORDED.

2.RECEIPT OF CONFIRMATION.

Subject to the conditions that a properly completed telephone or fax Redemption Order has been placed by the Participant not later than the Order Cut-Off Time, and except as otherwise provided in these procedures, the Managing Owner will accept the Redemption Order on behalf of the Trust in connection with the applicable Fund and will confirm in writing to the Participant that its Redemption Order has been accepted within 45 minutes after the designated Order Cut-Off Time on the Business Day that the Redemption Order is received.  Once the Redemption Order has been approved by the Managing Owner, the Managing Owner will sign or time-stamp the Redemption Order and send that Redemption Order to the Transfer Agent.

Typically, if a Web-Based Order is submitted, the Managing Owner may confirm the order on-line.  Alternatively, if the Managing Owner prefers to confirm Orders via fax, the Transfer Agent will download and print the Order Form and fax it to the Managing Owner for review and approval.  Upon receipt of the Order Form signed by the Managing Owner, the Transfer Agent will issue an email confirmation to the Participant and the Managing Owner to reflect the Order status (approval or cancellation).

3.QUALITY ASSURANCE.

After a Confirmation Number is issued by the Transfer Agent to the Participant, the Participant will fax a written version of the Redemption Order to the Transfer Agent.  Upon receipt, the Transfer Agent should immediately telephone the Participant if the Transfer Agent believes that the Redemption Order has not been completed correctly by the Participant.  In addition, the Transfer Agent will telephone the Participant if the Transfer Agent is in non-receipt of the Redemption Order within 15 minutes after the Redemption Order has been called into the Transfer Agent.

4.REJECTING OR SUSPENDING REDEMPTION ORDERS.

The Managing Owner shall reject any Redemption Order the fulfillment of which its counsel advises would be illegal under applicable laws and regulations.  The Managing Owner may, in its discretion, suspend the right of redemption, or postpone the Settlement Time, (i) for any period during which an Exchange is closed other than customary weekend or holiday closings, or trading is suspended or restricted; (ii) for any period during which an emergency exists as a result of which delivery, disposal or evaluation of the applicable Fund’s assets is not reasonably practicable; or (iii) for such other period as the Managing Owner determines to be necessary for the protection of Shareholders.  The Managing Owner will reject a Redemption Order if the order is not in property form or if the fulfillment of the order, in the opinion of its counsel, might be unlawful.  The Managing Owner shall notify the Participant of a rejection or suspension of any Redemption Order.  The Managing Owner may not revoke a previously accepted Redemption Order, as defined in these Procedures.

Neither the Managing Owner nor its delegate will be liable to any person or in any way for any loss or damages that may result from any such suspension or postponement.

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5.  DETERMINATION OF CASH DISTRIBUTION.

As promptly as practicable following the publication of the net asset value of the applicable Fund and the net asset value per Share of the applicable Shares on the Redemption Order Date, the Managing Owner shall communicate to the Participant the amount of cash to be delivered in the Redemption Distribution.

6.CONTRACTUAL SETTLEMENT.

(a)Through the CNS Clearing Process

Except as provided below, the Redemption Baskets must be delivered through the NSCC to a DTC account maintained by the Custodian on or before the Settlement Time, after acceptance of the Redemption Order, together with receipt of the Transaction Fee.  The Redemption Distribution will be credited to the Participant at the Settlement Time through the CNS system, assuming timely delivery of Redemption Baskets and the Transaction Fee through the CNS system in accordance with the terms, conditions and guarantees as set forth in the CNS agreements to which the Custodian and Participant have entered into.

(b)Outside the CNS Clearing Process

The Redemption Baskets must be credited to an account at the DTC maintained by the Custodian along with the Transaction Fee on or before the Settlement Time.  The Redemption Distribution shall be delivered through the DTC to the account of the Participant as recorded on the book entry system of the DTC at the Settlement Time.

7.PARTIAL REDEMPTION ORDER.

(a) If by such Settlement Time, the Trust has received the Transaction Fee, but the Trust has not received from the redeeming Participant all Redemption Baskets comprising the Redemption Order, the Managing Owner will settle the Redemption Order to the extent of whole Redemption Baskets then received and any balance of the Redemption Order will be cancelled.  For the avoidance of doubt, any Redemption Baskets not redeemed for failure of the redeeming Participant to provide whole Redemption Baskets as indicated above, shall be redeemed through a new and separate Redemption Order subject to all of the procedures outlined above, including the payment of the Transaction Fee associated with a Redemption Order.

(b) If, by the Settlement Time the Managing Owner has not received confirmation of receipt of the Transaction Fee and the Trust has not received from a redeeming Participant all Redemption Baskets comprising the Redemption Order, the Participant will be charged by the Managing Owner an additional processing charge of $2,000.

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